UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2014 (January 17, 2014)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On January 17, 2014, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank’) (collectively the “Employer”) deemed it appropriate that the Employer and each of the following named executive officers of the Employer, R. Marc Langland, the Chairman, President and Chief Executive Officer of the Company and Chairman of its wholly owned subsidiary, Northrim Bank (the “Bank”), Joseph M. Schierhorn, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Corporate Secretary, Joseph M. Beedle, Executive Vice President of the Company and President and Chief Executive Officer of the Bank, and Steven L. Hartung, Executive Vice President and Chief Credit Officer, enter into a new employment agreement under which the provisions and terms remain, essentially, the same as their respective employment agreements that were in effect at December 31, 2013, except for certain changes to the employment agreements with Messrs. Langland, Schierhorn, Beedle, and Hartung discussed below. The employment agreements with Messrs. Langland, Schierhorn, Beedle, and Hartung were effective as of January 1, 2014.

Pursuant to executive management’s request, the new employment agreements between each of Messrs. Langland, Schierhorn, Beedle and Hartung and the Employer reflect the changes (1) to change the reference to the eligibility to receive stock options to one that refers to eligibility to receive awards under the Employer’s Stock Incentive Plan, (2) to add a provision that the Employer is not required to make a payment under the terms of a contract with one of the executive officers if that payment is prohibited by law or regulation, and (3) with respect to Mr. Langland’s contract, to increase the automobile allowance to $950 per month from $700 per month.

Copies of the new employment agreements in their entirety for Messrs. Langland, Schierhorn, Beedle and Hartung are filed herewith as Exhibits 10.47, 10.48, 10.49, and 10.50, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable

(b) Proforma financial information – not applicable

(c) EXHIBIT    DESCRIPTION
10.47    Employment Agreement with R. Marc Langland dated January 1, 2014
10.48    Employment Agreement with Joseph M. Schierhorn dated January 1, 2014
10.49    Employment Agreement with Joseph M. Beedle dated January 1, 2014
10.50    Employment Agreement with Steven L. Hartung dated January 1, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 21, 2014	By:	/s/ Joseph M. Schierhorn
______________________________
Name: Joseph M. Schierhorn
Title: EVP, CFO, COO, and Corporate Secretary